UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 29, 2010, the stockholders of the Company approved amendments to the Company’s Restated Certificate of Incorporation at the annual meeting of stockholders.  The amendments became effective upon filing of the Certificate of Amendment to Restated Certificate of Incorporation with the Delaware Secretary of State on April 29, 2010.

The amendments revised supermajority voting standards and now provide for majority vote standards for votes of the Company’s stockholders, as follows:

•	Adoption of majority vote standard for amendments to preferred stock;

•	Adoption of majority vote standard for amendments to the Amended and Restated Bylaws;

•	Adoption of majority vote standard for approving certain related person transactions; and

•	Removal of supermajority vote standard for certain amendments to the Restated Certificate of Incorporation.

The amendments to the Restated Certificate of Incorporation are more fully described in the proxy statement dated March 15, 2010, for the Company’s annual meeting in the section entitled “Approval of Amendments to the Company’s Restated Certificate of Incorporation,” which is incorporated herein by reference. The Certificate of Amendment to the Restated Certificate of Incorporation is filed as Exhibit 3.1 to this report, and the terms thereof are incorporated herein by reference.

The Board approved, subject to stockholder approval of the amendments to the Company’s Restated Certificate of Incorporation, an amendment to the Company’s Bylaws to eliminate the supermajority voting requirement contained in Article X of the Bylaws. Accordingly, such amendment to the Bylaws became effective April 29, 2010.  The vote of holders of a majority of the outstanding shares normally entitled to vote in the election of directors is now required to adopt, alter, amend or repeal the Bylaws, and the Bylaws are consistent with Article Eighth of the Restated Certificate of Incorporation, as amended.  The Amended and Restated Bylaws are filed as Exhibit 3.2 to this report, and the terms thereof are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders held on April 29, 2010 are as follows.

1.  Election of four Class I Directors:

	For	Against	Abstentions	Broker Non-Votes
William T. Fox III	84,429,715	1,472,329	131,153	7,672,980
Sir Graham Hearne	84,239,315	1,682,884	110,998	7,672,980
H. E. Lentz	81,753,488	4,147,753	131,956	7,672,980
P. Dexter Peacock	49,467,825	36,417,167	148,205	7,672,980

Under the Registrant’s Bylaws, each of the directors was elected, having received more votes “for” than “against.”

2.  Approval of amendments to the Restated Certificate of Incorporation to eliminate all supermajority voting requirements:

For	Against	Abstentions
91,329,188	2,083,211	293,778

Under the Registrant’s Restated Certificate of Incorporation, the amendments were approved, having received “for” votes from holders of at least 80% of the shares outstanding.  There were no broker non-votes on this matter.

3.       Ratification of Deloitte & Touche LLP as principal auditors for the Company for the year ending December 31, 2010:

For	Against	Abstentions
91,749,829	1,827,504	128,844

Under the Registrant’s Bylaws, the selection of Deloitte & Touche was ratified, having been approved by the favorable vote of a majority of votes cast.

As of the record date, March 3, 2010, there were 113,834,940 shares of common stock outstanding and entitled to vote at the meeting.  The holders of a total of 93,706,177 shares of the common stock were present in person or by proxy at the annual meeting.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1   Certificate of Amendment to Restated Certificate of Incorporation of the Registrant

3.2   Amended and Restated Bylaws of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

By:	/s/ William H. Wells
William H. Wells
Senior Vice President & CFO
(Principal Financial Officer)

Dated: May 3, 2010